Finance cost and income	6 Months Ended
Jun. 30, 2019
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Finance cost and income

8. Finance cost and income

Finance costs included in the income statement are as follows:

For the six-month period ended 30 June Million US dollar	2019	2018 restated
Interest expense	(2 110)	(2 126)
Capitalization of borrowing costs	12	17
Net interest on net defined liabilities	(48)	(48)
Accretion expense	(290)	(239)
Net foreign exchange losses (net of the effect of foreign exchange derivative instruments)	(48)	(83)
Net losses on hedging instruments that are not part of a hedge accounting relationship	(112)	(237)
Mark-to-market losses on derivatives related to the hedging of share-based payment programs	—	(258)
Tax on financial transactions	(33)	(69)
Other financial costs, including bank fees	(82)	(59)

	(2 711)	(3 102)
Exceptional finance cost	(81)	(494)

Finance costs	(2 792)	(3 596)

Finance income included in the income statement is as follows:

For the six-month period ended 30 June Million US dollar	2019	2018
Interest income	152	155
Mark-to-market gains on derivatives related to the hedging of share-based payment programs	1 124	—
Net gains from hedge ineffectiveness	8	—
Hyperinflation monetary adjustments	48	—
Other financial income	14	69

	1 346	224
Exceptional finance income	1 247	—

Finance income	2 593	224

Finance costs, excluding exceptional items, decreased by 391m US dollar compared to 2018 mainly as a result of mark-to-market on derivatives related to the hedging of share-based payment programs. In the six-month period ended 30 June 2019, the mark-to-market on such derivatives amounted to a gain of 1 124m US dollar (30 June 2018: 258m US dollar loss).

Borrowing costs capitalized relate to the capitalization of interest expenses directly attributable to the acquisition and construction of qualifying assets mainly in China and South Africa. Interest is capitalized at a borrowing rate ranging from 3% to 4%.

In the six-month period ended 30 June 2019, accretion expense includes interest on lease liabilities of 57m US dollar (30 June 2018: 62m US dollar).

Interest expense is presented net of the effect of interest rate derivative instruments hedging AB InBev’s interest rate risk – see also Note 19 Risks arising from financial instruments.

Exceptional net finance cost for the six-month period ended 30 June 2019 includes foreign exchange translation losses on intragroup loans that were historically reported in equity and were recycled to profit and loss account, upon the reimbursement of these loans and cost related to incremental accruals of deferred considerations on prior year acquisitions.

Exceptional net finance income for the six-month period ended 30 June 2019 includes:

•

556m US dollar gains resulting from positive mark-to-market adjustments on derivative instruments entered into to hedge the shares issued in relation to the combination with Grupo Modelo (30 June 2018: 127m US dollar loss). See also Note 15 Changes in equity and earnings per share;

•

542m US dollar gains resulting from positive mark-to-market adjustments on derivatives entered into to hedge the restricted shares issued in connection with the combination with SAB (30 June 2018: 123m US dollar loss);

•	149m US dollar gains resulting from the early termination of certain bonds (30 June 2018: 244m US dollar loss).

No interest income was recognized on impaired financial assets.